UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 8, 2021

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Bethesda Avenue, Suite 1300
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
(240)
744-1000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $0.01 par value	HST	The Nasdaq Stock Market LLC
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On November 8, 2021, Host Hotels & Resorts, L.P. (“
Host L.P.
”), for whom Host Hotels & Resorts, Inc. acts as sole general partner, entered into an underwriting agreement (the “
Underwriting Agreement
”) with BofA Securities, Inc. and Wells Fargo Securities, LLC.
Pursuant to the Underwriting Agreement, BofA Securities, Inc. and Wells Fargo Securities, LLC agreed to serve as representatives of the several underwriters named in the Underwriting Agreement in connection with the public offering by Host L.P. of $450 million aggregate principal amount of its 2.900% Series J senior notes due 2031 (the “
Series J senior notes
”).
The net proceeds to Host L.P. from the sale of the Series J senior notes, after deducting the underwriting discount, original issue discount and estimated transaction expenses, are estimated to be approximately $439 million. Host L.P. intends to fully allocate an amount equal to the net proceeds from the sale of the Series J senior notes on the issue date to one or more eligible green projects.
Following the allocation referenced above, Host L.P. intends to use the net proceeds from the sale of the Series J senior notes to redeem all of the outstanding $400 million aggregate principal amount of Host L.P.’s 3.750% Series D senior notes due 2023 (the “
Series D senior notes
”). Host L.P. intends to use any remaining net proceeds that are not used to redeem the Series D senior notes for general corporate purposes.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

Item 8.01.	Other Events.
On November 8, 2021, Host L.P. gave notice that it intends to redeem all of the outstanding Series D senior notes. The redemption date for the Series D senior notes is December 8, 2021 (the “
Redemption Date
”), pursuant to an irrevocable notice delivered by The Bank of New York Mellon, as trustee, on Host L.P.’s behalf on November 8, 2021.
The Series D senior notes were issued pursuant to the Forty-Fourth Supplemental Indenture, dated as of March 28, 2013 (the “
Forty-Fourth Supplemental Indenture
”), to Host L.P.’s Amended and Restated Indenture, dated as of August 5, 1998 (the “Base Indenture”), originally among HMH Properties, Inc. (now Host L.P.), the subsidiary guarantors named therein, and HSBC Bank USA f/k/a Marine Midland Bank (now succeeded by The Bank of New York Mellon), as trustee. Under the terms of the Series D senior notes, the redemption price will be (a) 100.000% of the principal amount thereof plus
(b) the Make-Whole Premium (as defined in the Forty-Fourth Supplemental Indenture)
plus
(c) accrued and unpaid interest thereon to, but not including, the Redemption Date.
The Series D senior notes are being redeemed with the net proceeds from Host L.P.’s issuance of its Series J senior notes.
Forward-Looking Statements
In this Current Report on Form
8-K,
we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include the potential impact of
COVID-19,
our ability to apply the proceeds of the Series J senior notes as currently intended, our ability to use or allocate the net proceeds of the Series J senior notes to eligible green projects that will satisfy, or continue to satisfy, investor criteria and expectations regarding environmental impact and sustainability performance and other risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2020, our Quarterly Reports on Form
10-Q
and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 8, 2021, among Host Hotels & Resorts, L.P. and BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: November 10 , 2021	By:	/s/ Joseph C. Ottinger
Joseph C. Ottinger
Senior Vice President and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC.
its General Partner

Date: November 10 , 2021	By:	/s/ Joseph C. Ottinger
Joseph C. Ottinger
Senior Vice President and Corporate Controller